                                                                  EXHIBIT (10.0)


                KEY EXECUTIVE EMPLOYMENT AND SEVERANCE AGREEMENT


                  THIS AGREEMENT, made and entered into as of the ___ day of _______, _____, by and between Badger Meter, Inc., a Wisconsin corporation (hereinafter referred to as the "Company"), and _______________ (hereinafter referred to as the "Executive").

                              W I T N E S S E T H :
                  WHEREAS, the Executive is employed by the Company and/or a subsidiary of the Company in a key executive capacity, and the Executive's services are valuable to the conduct of the business of the Company;

                  WHEREAS, the Board of Directors of the Company (the "Board") recognizes that circumstances may arise in which a change in control of the Company occurs, through acquisition or otherwise, thereby causing uncertainty about the Executive's future employment with the Company and/or any such subsidiary without regard to the Executive's competence or past contributions, which uncertainty may result in the loss of valuable services of the Executive to the detriment of the Company and its shareholders, and the Company and the Executive wish to provide reasonable security to the Executive against changes in the Executive's relationship with the Company in the event of any such change in control;

                  WHEREAS, the Company and the Executive desire that any proposal for a change in control or acquisition of the Company will be considered by the Executive objectively and with reference only to the best interests of the Company and its shareholders; and

                  WHEREAS, the Executive will be in a better position to consider the Company's best interests if the Executive is afforded reasonable security, as provided in this Agreement, against altered conditions of employment which could result from any such change in control or acquisition.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto mutually covenant and agree as follows:

1. Definitions. The following terms are used in this Agreement as defined in Exhibit A:
Act                                                  Covered Termination
Accrued Benefits                                     Effective Date
Affiliate and Associate                              Employer
Annual Cash Compensation                             Good Reason
Cause                                                Normal Retirement
Change in Control                                    Notice of Termination
Code                                                 Person
Competitive Activity                                 Termination Date



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                  2. Termination or Cancellation Prior to the Effective Date.
The Employer shall retain the right to terminate the employment of the Executive at any time prior to the Effective Date. If the Executive's employment is terminated prior to the Effective Date, then this Agreement shall be terminated and cancelled and of no further force or effect and any and all rights and obligations of the parties hereunder shall cease. In addition, this Agreement shall terminate upon the Executive ceasing to be an officer of the Employer prior to a Change in Control unless the Executive can reasonably demonstrate that such change in status occurred under circumstances described in clause
(iii)(B)(1) or (iii)(B)(2) of the definition of "Effective Date" in Exhibit A.

                  3. Employment Period. If the Executive is employed by the Employer on the Effective Date, then the Company will, or will cause the Employer to, continue thereafter to employ the Executive during the Employment Period (as hereinafter defined), and the Executive will remain in the employ of the Employer, in accordance with and subject to the terms and provisions of this Agreement. For purposes of this Agreement, the term "Employment Period" means a period (i) commencing on the Effective Date, and (ii) ending at 11:59 p.m. Milwaukee Time on the third anniversary of such date.

                  4. Duties. During the Employment Period, the Executive shall devote the Executive's best efforts and all of the Executive's business time, attention and skill to the business and affairs of the Employer, as such business and affairs now exist and as they may hereafter be conducted.

                  5. Compensation. During the Employment Period, the Executive shall be compensated as follows:

                  (a) The Executive shall receive, at reasonable intervals (but not less often than monthly) and in accordance with such standard policies as may be in effect immediately prior to the Effective Date, an annual base salary in cash equivalent of not less than twelve times the Executive's highest monthly base salary for the twelve-month period immediately preceding the month in which the Effective Date occurs or, if higher, annual base salary at the rate in effect immediately prior to the Effective Date (which base salary shall, unless otherwise agreed in writing by the Executive, include the current receipt by the Executive of any amounts which, prior to the Effective Date, the Executive had elected to defer, whether such compensation is deferred under Section 401(k) of the Code or otherwise), subject to upward adjustment as provided in Section 6 (such salary amount as adjusted upward from time to time is hereafter referred to as the "Annual Base Salary").

                  (b) The Executive shall receive fringe benefits at least equal in value to those provided for the Executive at any time during the 180-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to any executives of the Company and its Affiliates of comparable status and position to the Executive. The Executive shall be reimbursed, at such intervals and in accordance with such standard policies that are most favorable to the Executive that were in effect at any time during the 180-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to any executives of the Company and its Affiliates of comparable status and position to the Executive, for any and all monies advanced in connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive on behalf of the Company and its Affiliates, including travel expenses.

                  (c) The Executive and/or the Executive's family, as the case may be, shall be included, to the extent eligible thereunder (which eligibility shall not be conditioned on the Executive's salary grade or on any other requirement that excludes executives of the Company and its Affiliates of comparable status and position to the Executive unless such exclusion was in effect for such plan or an equivalent plan on the date 180 days prior to the Effective Date), in any and all welfare benefit plans, practices, policies and programs providing benefits for the Company's salaried employees in general or, if more favorable to the Executive, to any executives of the Company and its Affiliates of comparable status and position to the Executive, including but not limited to group life insurance, hospitalization, medical and dental plans; provided, that, in no event shall the aggregate level of benefits under such plans, practices, policies and programs in which the Executive is included be less than the greater of: (i) the aggregate level of benefits under plans, practices, policies and programs of the type referred to in this Section 5(c) in which the



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Executive was participating at any time during the 180-day period immediately preceding the Effective Date and (ii) the aggregate level of benefits under plans, practices, policies and programs of the type referred to in this Section 5(c) provided at any time after the Effective Date to any executive of the Company and its Affiliates of comparable status and position to the Executive.

                  (d) The Executive shall annually be entitled to not less than the amount of paid vacation and not fewer than the number of paid holidays to which the Executive was entitled annually at any time during the 180-day period immediately preceding the Effective Date or such greater amount of paid vacation and number of paid holidays as may be made available annually to any other executive of the Company and its Affiliates of comparable status and position to the Executive at any time after the Effective Date.

                  (e) The Executive shall be included in all plans providing additional benefits to any executives of the Company and its Affiliates of comparable status and position to the Executive, including but not limited to deferred compensation, split-dollar life insurance, retirement, supplemental retirement, stock option, stock appreciation, stock bonus and similar or comparable plans; provided, that, in no event shall the aggregate level of benefits under such plans be less than the greater of: (i) the aggregate level of benefits under plans of the type referred to in this Section 5(e) in which the Executive was participating at any time during the 180-day period immediately preceding the Effective Date and (ii) the aggregate level of benefits under plans of the type referred to in this Section 5(e) provided at any time after the Effective Date to any executive of the Company and its Affiliates of comparable status and position to the Executive. The Company's obligation to include the Executive in bonus or incentive compensation plans shall be determined by Section 5(f).

                  (f) To assure that the Executive will have an opportunity to earn incentive compensation after the Effective Date, the Executive shall be included in a bonus plan of the Company that shall satisfy the standards described below (the "Bonus Plan"). Bonuses under the Bonus Plan shall be payable with respect to achieving such financial or other goals reasonably related to the business of the Company, including the Employer, as the Company shall establish (the "Goals"), all of which Goals shall be attainable, prior to the end of the Employment Period, with approximately the same degree of probability as the goals under the Employer's annual incentive plan currently in effect, or the successor to such plan, in the form most favorable to the Executive that was in effect at any time during the 180-day period prior to the Effective Date (the "Existing Plan") and in view of the Company's existing and projected financial and business circumstances applicable at the time. The amount of the bonus (the "Bonus Amount") that the Executive is eligible to earn under the Bonus Plan shall be no less than the amount of the Executive's highest maximum potential award under the Existing Plan at any time during the 180-day period prior to the Effective Date or, if higher, any maximum potential award under the Bonus Plan or any other bonus or incentive compensation plan in effect after the Effective Date for the Executive or for any executive of the Company and its Affiliates of comparable status and position to the Executive (such bonus amount herein referred to as the "Targeted Bonus"), and if the Goals are not achieved (and, therefore, the entire Targeted Bonus is not payable), then the Bonus Plan shall provide for a payment of a Bonus Amount not less than a portion of the Targeted Bonus reasonably related to that portion of the Goals that were achieved. Payment of the Bonus Amount (i) shall be in cash, unless otherwise agreed by the Executive, and (ii) shall not be affected by any circumstance occurring subsequent to the end of the Employment Period, including termination of the Executive's employment.

                  6. Annual Compensation Adjustments. During the Employment Period, the Board of Directors of the Company (or an appropriate committee thereof) will consider and appraise, at least annually, the contributions of the Executive to the Employer, and in accordance with the Company's practice prior to the Effective Date, due consideration shall be given, at least annually, to the upward adjustment of the Executive's Annual Base Salary (i) commensurate with increases generally given to other executives of the Company and its Affiliates of comparable status and position to the Executive, and (ii) as the scope of the Company's operations or the Executive's duties expand.

                  7.  Termination During Employment Period.



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                  (a) Right to Terminate. During the Employment Period, (i) the
Company shall be entitled to terminate the Executive's employment (A) for Cause,
(B) by reason of the Executive's disability pursuant to Section 11, or (C) for any other reason, and (ii) the Executive shall be entitled to terminate the Executive's employment for any reason. Any such termination shall be subject to the procedures set forth in Section 12 and shall be subject to any consequences of such termination set forth in this Agreement. Any termination of the Executive's employment during the Employment Period by the Employer shall be deemed a termination by the Company for purposes of this Agreement.

                  (b) Termination for Cause or Without Good Reason. If there is a Covered Termination for Cause under the circumstances described in clause
(i)(B) of the definition of Cause, or due to the Executive's voluntarily terminating the Executive's employment other than for Good Reason, then the Executive shall be entitled to receive only Accrued Benefits. If there is a Covered Termination for Cause under the circumstances described in any of clauses (i)(A), (i)(C), (i)(D) or (i)(E) of the definition of Cause, then the Executive shall not be entitled to receive Accrued Benefits or any other payment or benefit under this Agreement, and shall only be entitled to receive payments or benefits to which the Executive is entitled under applicable law.

                  (c) Termination Giving Rise to a Termination Payment. If there is a Covered Termination by the Executive for Good Reason, or by the Company other than by reason of (i) death, (ii) disability pursuant to Section 11, or
(iii) Cause, then the Executive shall be entitled to receive, and the Company shall promptly pay, Accrued Benefits and, in lieu of further base salary for periods following the Termination Date, as liquidated damages and additional severance pay and in consideration of the covenant of the Executive set forth in
Section 13(a), the Termination Payment pursuant to Section 8(a).

                  8.  Payments Upon Termination.

                  (a) Termination Payment.

                           (i) Subject to the limits set forth in Section 8(a)(ii), for purposes of this Agreement, the "Termination Payment" shall be an amount equal to the Annual Cash Compensation multiplied by the number of years or fractional portion thereof remaining in the Employment Period determined as of the Termination Date, except that the Termination Payment shall not be less than the amount of Annual Cash Compensation. The Termination Payment shall be paid to the Executive in cash not later than ten business days after the Termination Date. The Executive shall not be required to mitigate the amount of the Termination Payment by securing other employment or otherwise, nor will such Termination Payment be reduced by reason of the Executive securing other employment or for any other reason.

                           (ii) Notwithstanding any other provision of this Agreement, if any portion of the Termination Payment or any other payment under this Agreement, or under any other agreement with or plan of the Company or the Employer (in the aggregate "Total Payments"), would constitute an "excess parachute payment," then the Total Payments to be made to the Executive shall be reduced such that the value of the aggregate Total Payments that the Executive is entitled to receive shall be One Dollar ($1) less than the maximum amount which the Executive may receive without becoming subject to the tax imposed by
         Section 4999 of the Code (or any successor provision) or which the Company may pay without loss of deduction under Section 280G(a) of the Code (or any successor provision). For purposes of this Agreement, the terms "excess parachute payment" and "parachute payments" shall have the meanings assigned to them in Section 280G of the Code (or any successor provision), and such "parachute payments" shall be valued as provided therein. Present value for purposes of this Agreement shall be calculated in accordance with Section 1274(b)(2) of the Code (or any successor provision). Within sixty days following delivery of the Notice of Termination or notice by the Company to the Executive of its belief that there is a payment or benefit due the Executive which will result in an excess parachute payment as defined in Section 280G of the Code (or any successor provision), the Executive and the Company, at the Company's expense, shall obtain the opinion (which need not be unqualified) of nationally recognized tax counsel selected by the Company's independent auditors and acceptable to the Executive in the Executive's sole



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         discretion, which sets forth (A) the amount of the Base Period Income,
         (B) the amount and present value of Total Payments and (C) the amount and present value of any excess parachute payments without regard to the limitations of this Section 8(a)(ii). As used in this Section 8(a)(ii), the term "Base Period Income" means an amount equal to the Executive's "annualized includable compensation for the base period" as defined in Section 280G(d)(1) of the Code (or any successor provision). For purposes of such opinion, the value of any noncash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code (or any successor provisions), which determination shall be evidenced in a certificate of such auditors addressed to the Company and the Executive. Such opinion shall be dated as of the Termination Date and addressed to the Company and the Executive and shall be binding upon the Company and the Executive. If such opinion determines that there would be an excess parachute payment, then the Termination Payment hereunder or any other payment determined by such counsel to be includable in Total Payments shall be reduced or eliminated as specified by the Executive in writing delivered to the Company within thirty days of the Executive's receipt of such opinion or, if the Executive fails to so notify the Company, then as the Company shall reasonably determine, so that under the bases of calculations set forth in such opinion there will be no excess parachute payment. If such counsel so requests in connection with the opinion required by this Section, the Executive and the Company shall obtain, at the Company's expense, and the counsel may rely on in providing the opinion, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Executive. Notwithstanding the foregoing, the provisions of this Section 8(a)(ii), including the calculations, notices and opinions provided for herein, shall be based upon the conclusive presumption that the following are reasonable: (1) the compensation and benefits provided for in Section 5 and (2) any other compensation, including but not limited to the Accrued Benefits, earned prior to the Termination Date by the Executive pursuant to the Company's compensation programs if such payments would have been made in the future in any event, even though the timing of such payment is triggered by the Change in Control or the Termination Date. If the provisions of Sections 280G and 4999 of the Code (or any successor provisions) are repealed without succession, then this Section 8(a)(ii) shall be of no further force or effect.

                  (b) Additional Benefits. If there is a Covered Termination and the Executive is entitled to Accrued Benefits and the Termination Payment, then the Executive shall be entitled to the following additional benefits:

                           (i) The Executive will be entitled to pension benefits in addition to the most favorable benefits provided for the Executive under any version of the Badger Meter Pension Plan and the Badger Meter, Inc. Executive Supplemental Plan (or any successors to such plans) in effect at any time during the 180-day period prior to the Effective Date (the "Retirement Plans"). The amount of additional pension benefits will be equal to the difference between the amount the Executive (or in the event of the Executive's death, the Executive's surviving spouse or other beneficiary) would be actually entitled to receive upon retirement under the terms and conditions of the Retirement Plans and the amount the Executive (or such surviving spouse or beneficiary) would have been entitled to receive under such terms and conditions if the Executive's benefits under the Retirement Plans had been fully vested on the Termination Date and the Executive had continued to work for the remainder of the Employment Period at a salary rate equal to the Executive's Annual Base Salary; provided, however, that in no event will the assumed period of continued employment extend beyond the date on which the Executive elects to begin receiving the additional pension benefits. The Executive shall receive the Executive's additional pension benefits in the same form and at the same time (e.g. joint and survivor) that would have been payable to the Executive under the terms and conditions of the Retirement Plans.


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                           (ii) Until the earlier of the end of the Employment
         Period or such time as the Executive has obtained new employment and is covered by benefits which in the aggregate are at least equal in value to the following benefits, the Executive shall continue to be covered, at the expense of the Company, by the most favorable life insurance, hospitalization, medical and dental coverage and other welfare benefits provided to the Executive and the Executive's family during the 180-day period immediately preceding the Effective Date or at any time thereafter or, if more favorable to the Executive, coverage as was required hereunder with respect to the Executive immediately prior to the date Notice of Termination is given; provided, however, that if the Executive is otherwise entitled to receive hospitalization and/or medical coverage under a plan or plans for early retirees sponsored by the Company or a subsidiary thereof, then the Executive shall not be eligible for such hospitalization or medical coverage under this
         Section 8(b)(ii). If the Executive is eligible for Medicare, the Executive shall be obligated to apply for coverage thereunder at the earliest opportunity and the Company will reimburse the Executive for the Part B premium cost.

                           (iii) The Executive shall receive, at the expense of the Company, outplacement services, on an individualized basis at a level of service commensurate with the Executive's most senior status with the Company during the 180-day period prior to the Effective Date (or, if higher, at any time after the Effective Date), provided by a nationally recognized executive placement firm selected by the Company with the consent of the Executive, which consent will not be unreasonably withheld; provided that the cost to the Company of such services shall not exceed 15% of the Executive's Annual Base Salary.

                           (iv) The Company shall bear up to $5,000 in the aggregate of fees and expenses of consultants and/or legal or accounting advisors engaged by the Executive to advise the Executive as to matters relating to the computation of benefits due and payable under this Section 8.

                  9. Death. (a) In the event of a Covered Termination due to the Executive's death, the Executive's estate, heirs and beneficiaries shall receive all the Executive's Accrued Benefits through the Termination Date.

                  (b) If the Executive dies after a Notice of Termination is given (i) by the Company or (ii) by the Executive for Good Reason, then the Executive's estate, heirs and beneficiaries shall be entitled to the benefits described in Section 9(a) and, subject to the provisions of this Agreement, to such Termination Payment to which the Executive would have been entitled had the Executive lived. In such event, the Termination Date shall be thirty days following the giving of the Notice of Termination, subject to extension pursuant to the definition of "Termination Date" in Exhibit A.

                  10. Retirement. If, during the Employment Period, the Executive and the Employer shall execute an agreement providing for the early retirement of the Executive from the Employer, or the Executive shall otherwise give notice that the Executive is voluntarily choosing to retire early from the Employer, then the Executive shall receive Accrued Benefits through the Termination Date; provided, that if the Executive's employment is terminated by the Executive for Good Reason or by the Company other than by reason of death, disability or Cause and the Executive also, in connection with such termination, elects voluntary early retirement, then the Executive shall also be entitled to receive a Termination Payment pursuant to Section 8(a).

                  11. Termination for Disability. If, during the Employment Period, as a result of the Executive's disability due to physical or mental illness or injury (regardless of whether such illness or injury is job-related), the Executive shall have been absent from the Executive's duties hereunder on a full-time basis for a period of 182 days and, within thirty days after the Company notifies the Executive in writing that it intends to terminate the Executive's employment (which notice shall not constitute the Notice of Termination contemplated below), the Executive shall not have returned to the performance of the Executive's duties hereunder on a full-time basis, then the Company may terminate the Executive's employment for purposes of this Agreement pursuant to a Notice of Termination. If the Executive's



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employment is terminated on account of the Executive's disability in accordance with this Section, then the Executive shall receive Accrued Benefits in accordance with Section 8(a) and shall remain eligible for all benefits provided by any disability programs of the Employer in effect with respect to the Executive at the time the Company sends notice to the Executive of its intent to terminate pursuant to this Section.

                  12. Termination Notice and Procedure. (a) Any termination of the Executive's employment during the Employment Period by the Company or the Executive (other than a termination of the Executive's employment referenced in the second sentence of the definition of "Effective Date" in Exhibit A) shall be communicated by written Notice of Termination to the Executive, if such Notice is given by the Company, and to the Company, if such Notice is given by the Executive, all in accordance with the following procedures and those set forth in Section 22:


                           (i) If such termination is for disability, Cause or Good Reason, the Notice of Termination shall indicate in reasonable detail the facts and circumstances alleged to provide a basis for such termination.

                           (ii) Any Notice of Termination by the Company shall have been approved, prior to the giving thereof to the Executive, by a resolution duly adopted by a majority of the directors of the Company (or any successor corporation) then in office, a copy of which shall accompany the Notice.

                           (iii) If the Notice is given by the Executive for Good Reason, then the Executive may cease performing the Executive's duties hereunder on or after the date 15 days after the delivery of Notice of Termination (unless the Notice of Termination is based upon clause (vii) of the definition of "Good Reason" in Exhibit A, in which case the Executive may cease performing his duties at the time the Executive's employment is terminated) and shall in any event cease employment on the Termination Date, if any, arising from the delivery of such Notice. If the Notice is given by the Company, then the Executive may cease performing the Executive's duties hereunder on the date of receipt of the Notice of Termination, subject to the Executive's rights hereunder.

                           (iv) The recipient of any Notice of Termination shall deliver in accordance with Section 22 written notice of any dispute relating to such Notice of Termination to the party giving such Notice within fifteen days after receipt thereof. After the expiration of such fifteen days, in the absence of such notice of dispute, the contents of the Notice of Termination shall become final and not subject to dispute.

Notwithstanding the foregoing, (A) if the Executive terminates the Executive's employment after a Change in Control without complying with this Section 12, then the Executive will be deemed to have voluntarily terminated the Executive's employment other than for Good Reason and deemed to have delivered a written Notice of Termination to that effect to the Company as of the date of such termination and (B) if the Company terminates the Executive's employment after a Change in Control without complying with this Section 12, then the Company will be deemed to have terminated the Executive's employment other than by reason of death, disability or Cause and the Company will be deemed to have delivered a written Notice of Termination to that effect to the Executive as of the date of such termination.

                  (b) If a Change in Control occurs and the Executive's employment with the Employer terminates (whether by the Company, the Executive or otherwise) within 180 days prior to the Change in Control, then the Executive may assert that such termination is a Covered Termination by sending a written Notice of Termination to the Company at any time prior to the first anniversary of the Change in Control in accordance with the procedures set forth in this
Section 12(b) and those set forth in Section 22. If the Executive asserts that the Executive terminated the Executive's employment for Good Reason or that the Company terminated the Executive's employment other than for disability or Cause, then the Notice of Termination shall indicate in reasonable detail the facts and circumstances alleged to provide a basis for such assertions. The Company shall, in accordance with Section 22, give written notice of any



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

dispute relating to such Notice of Termination to the Executive within fifteen days after receipt thereof. After the expiration of such fifteen days, in the absence of such notice of dispute, the contents of the Notice of Termination shall become final and not subject to dispute.

                  13. Further Obligations of the Executive.

                  (a) Competition. The Executive agrees that, in the event of any Covered Termination where the Executive is entitled to (and receives) Accrued Benefits and the Termination Payment, the Executive shall not, for a period of six months after the Termination Date, without the prior written approval of the Company's Board of Directors, engage in any Competitive Activity.

                  (b) Confidentiality. During and following the Executive's employment by the Employer, the Executive shall hold in confidence and not directly or indirectly disclose or use or copy or make lists of any confidential information or proprietary data of the Company (including that of the Employer), except to the extent authorized in writing by the Board of Directors of the Company or required by any court or administrative agency, other than to an employee of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of duties as an executive of the Company or the Employer. Confidential information shall not include any information known generally to the public or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that of the Company. All records, files, documents and materials, or copies thereof, relating to the business of the Company which the Executive shall prepare, or use, or come into contact with, shall be and remain the sole property of the Company and shall be promptly returned to the Company upon termination of employment with the Employer.

                  14. Expenses and Interest. If, after the Effective Date, (i) a dispute arises with respect to the enforcement of the Executive's rights under this Agreement, (ii) any legal or arbitration proceeding shall be brought to enforce or interpret any provision contained herein or to recover damages for breach hereof, or (iii) any tax audit or proceeding is commenced that is attributable in part to the application of Section 4999 of the Code, in any case so long as the Executive is not acting in bad faith, then the Company shall reimburse the Executive for any reasonable attorneys' fees and necessary costs and disbursements incurred as a result of such dispute, legal or arbitration proceeding or tax audit or proceeding ("Expenses"), and prejudgment interest on any money judgment or arbitration award obtained by the Executive calculated at the rate of interest announced by Firstar Bank, Milwaukee, Wisconsin, from time to time as its prime or base lending rate from the date that payments to the Executive should have been made under this Agreement. Within ten days after the Executive's written request therefor, the Company shall pay to the Executive, or such other person or entity as the Executive may designate in writing to the Company, the Executive's reasonable Expenses in advance of the final disposition or conclusion of any such dispute, legal or arbitration proceeding.

                  15. Payment Obligations Absolute. The Company's obligation during and after the Employment Period to pay the Executive the amounts and to make the benefit and other arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any setoff, counterclaim, recoupment, defense or other right which the Company may have against the Executive or anyone else. Except as provided in
Section 14, all amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final, and the Company will not seek to recover all or any part of such payment from the Executive, or from whomsoever may be entitled thereto, for any reason whatsoever.

                  16. Successors. (a) If the Company sells, assigns or transfers all or substantially all of its business and assets to any Person or if the Company merges into or consolidates or otherwise combines (where the Company does not survive such combination) with any Person (any such event, a "Sale of Business"), then the Company shall assign all of its right, title and interest in this Agreement as of the date of such event to such Person, and the Company shall cause such Person, by written agreement in form and substance reasonably satisfactory to the Executive, to expressly assume and agree to perform from and after the date of such assignment all of the terms, conditions and provisions imposed by this Agreement upon the Company. Failure of the Company to obtain such agreement prior to the effective date of such Sale of Business shall be a breach of this Agreement constituting "Good Reason" hereunder, except that for purposes of implementing the foregoing, the date upon which such Sale of Business becomes effective shall be deemed the Termination Date. In case of such assignment by the Company and of assumption and agreement by such Person, as used in this Agreement, "Company" shall thereafter mean such Person which executes and delivers the agreement provided for in this Section 16 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law, and this Agreement shall inure to the benefit of, and be enforceable by, such Person. The Executive shall, in the Executive's discretion, be entitled to proceed against any or all of such Persons, any Person which theretofore was such a successor to the Company (as defined in the first paragraph of this Agreement) and the Company (as so defined) in any action to enforce any rights of the Executive hereunder. Except as provided in this Subsection, this Agreement shall not be assignable by the Company. This Agreement shall not be terminated by the voluntary or involuntary dissolution of the Company.

                  (b) This Agreement and all rights of the Executive shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, heirs and beneficiaries. In the event of the Executive's death after a Covered Termination, all amounts payable to the Executive under Sections 7, 8, 9, 10, 11 and 14 if the Executive had lived shall be PAID TO THE Executive's heirs and representatives; provided, however, that the foregoing shall not be construed to modify any terms of any benefit plan of the Employer, as such terms are in effect on the Effective Date, that expressly govern benefits under such plan in the event of the Executive's death.

                  17. Severability. The provisions of this Agreement shall be regarded as divisible, and if any of said provisions or any part hereof are declared invalid or unenforceable by a court of competent jurisdiction, then the validity and enforceability of the remainder of such provisions or parts hereof and the applicability thereof shall not be affected thereby.

                  18. Amendment. This Agreement may not be amended or modified at any time except by written instrument executed by the Company and the Executive.

                  19. Withholding. The Employer shall be entitled to withhold from amounts to be paid to the Executive hereunder any federal, state or local withholding or other taxes or charges which it is from time to time required to withhold; provided, that the amount so withheld shall not exceed the minimum amount required to be withheld by law. The Employer shall be entitled to rely on an opinion of nationally recognized tax counsel if any question as to the amount or requirement of any such withholding shall arise.

                  20. Certain Rules of Construction. No party shall be considered as being responsible for the drafting of this Agreement for the purpose of applying any rule construing ambiguities against the drafter or otherwise. No draft of this Agreement shall be taken into account in construing this Agreement. Any provision of this Agreement which requires an agreement in writing shall be deemed to require that the writing in question be signed by the Executive and an authorized representative of the Company.

                  21. Governing Law; Resolution of Disputes. (a) This Agreement and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of Wisconsin (excluding any choice of law rules that may direct the application of the laws of another jurisdiction) except that Section 21(b) shall be construed in accordance with the Federal Arbitration Act if arbitration is chosen by the Executive as the method of dispute resolution.

                  (b) Any dispute arising out of this Agreement shall, at the Executive's election, be determined by arbitration under the rules of the American Arbitration Association then in effect (but subject to any evidentiary standards set forth in this Agreement), in which case both parties shall be bound by the arbitration award, or by litigation. Whether the dispute is to be settled by arbitration or litigation, the venue for the arbitration or litigation shall be Milwaukee, Wisconsin or, at the Executive's election, if the Executive is no longer residing or working in the Milwaukee, Wisconsin metropolitan area, in the judicial district encompassing the city in which the Executive resides; provided, that, if the Executive is not then residing in the United States, the election of the Executive with respect to such venue shall be either Milwaukee, Wisconsin or in the judicial district encompassing that city in the United States among the thirty cities having the largest population (as determined by the most recent United States Census data available at the Termination Date) that is closest to the Executive's residence. The parties consent to personal jurisdiction in each trial court in the selected venue having subject matter jurisdiction notwithstanding their residence or situs, and each party irrevocably consents to service of process in the manner provided hereunder for the giving of notices.

                  22. Notice. Notices given pursuant to this Agreement shall be in writing and shall be deemed given when actually received by the Executive or actually received by the Company's Secretary or any officer of the Company other than the Executive. For purposes of the notice of dispute provided for under Sections 12(a)(iv) and 12(b), notice is deemed given on the earlier of the date when actually delivered to the recipient or when mailed. If mailed, such notices shall be mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid, if to the Company, to Badger Meter, Inc., Attention: Secretary (or, if the Executive is then Secretary, to the Chief Executive Officer), 4545 West Brown Deer Road, Milwaukee, Wisconsin 53223, or if to the Executive, at the address set forth below the Executive's signature to this Agreement, or to such other address as the party to be notified shall have theretofore given to the other party in writing.


                  23. Additional Payment. (a) If, notwithstanding the provisions of Section 8(a)(ii), but subject to subsection (b), it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of Total Payments is subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (or any successor provision), then the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive after deduction of any Excise Tax and any interest charges or penalties in respect of the imposition of such Excise Tax (but not any federal, state or local income tax) on the Total Payments, and any federal, state and local income tax and Excise Tax upon the payment provided for by this Section 23 shall be equal to the Total Payments. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rates of taxation in the state and locality of the Executive's domicile for income tax purposes on the date the Gross-Up Payment is made, net of the maximum reduction in federal income taxes that could be obtained from deduction of such state and local taxes.

                  (b) If legislation is enacted that would require the Company's shareholders to approve this Agreement, prior to a Change in Control, due solely to the provision contained in subsection (a) of this Section 23, then

                           (i) from and after such time as shareholder approval would be required, until shareholder approval is obtained as required by such legislation, subsection (a) shall be of no force and effect;

                           (ii) if the Company seeks shareholder approval of any other agreement providing similar benefits to any other executive of the Company, then the Company shall seek shareholder approval of this Agreement at the same shareholders' meeting or meetings at which the shareholders consider any such other agreement; and

                           (iii) the Company and the Executive shall use their best efforts to consider and agree in writing upon an amendment to this
         Section 23 such that, as amended, this Subsection would provide the Executive with the benefits intended to be afforded to the Executive by subsection (a) without requiring shareholder approval.

                  24. No Waiver. The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good

Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  25. Headings. The headings herein contained are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                  BADGER METER, INC.



                                  By: ____________________________________

                                  Attest:__________________________________

                                  EXECUTIVE



                                  _________________________________(SEAL)



                                  EXHIBIT A

                                  CERTAIN DEFINED TERMS


                  For purposes of this Agreement,

                  (a) Act. The term "Act" means the Securities Exchange Act of 1934, as amended.

                  (b) Accrued Benefits. The term "Accrued Benefits" shall include the following amounts, payable as described herein: (i) all base salary for the time period ending with the Termination Date; (ii) reimbursement for any and all monies advanced in connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive on behalf of the Company and its Affiliates for the time period ending with the Termination Date;
(iii) any and all other cash earned through the Termination Date and deferred at the election of the Executive or pursuant to any deferred compensation plan then in effect; (iv) notwithstanding any provision of any bonus or incentive compensation plan applicable to the Executive, a lump sum amount, in cash, equal to the sum of (A) any bonus or incentive compensation that has been allocated or awarded to the Executive for a fiscal year or other measuring period under the plan that ends prior to the Termination Date but has not yet been paid (pursuant to Section 5(f) or otherwise) and (B) a pro rata portion to the Termination Date of the aggregate value of all contingent bonus or incentive compensation awards to the Executive for all uncompleted periods under the plan calculated as to each such award as if the Goals with respect to such bonus or incentive compensation award had been attained; and (v) all other payments and benefits to which the Executive (or in the event of the Executive's death, the Executive's surviving spouse or other beneficiary) may be entitled as compensatory fringe benefits or under the terms of any benefit plan of the Employer, including severance payments under the Employer's severance policies and practices in the form most favorable to the Executive that were in effect at any time during the 180-day period prior to the Effective Date. Payment of Accrued Benefits shall be made promptly in accordance with the Employer's prevailing practice with respect to clauses (i) and (ii) or, with respect to clauses (iii), (iv) and (v), pursuant to the terms of the benefit plan or practice establishing such benefits.

                  (c) Affiliate and Associate. The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations of the Act.

                  (d) Annual Cash Compensation. The term "Annual Cash Compensation" shall mean the sum of (A) the Executive's Annual Base Salary, plus
(B) the highest of (1) the highest annual bonus or incentive compensation award earned by the Executive under any cash bonus or incentive compensation plan of the Company or any of its Affiliates during the three complete fiscal years of the Company immediately preceding the Termination Date or, if more favorable to the Executive, during the three complete fiscal years of the Company immediately preceding the Effective Date;
(2) the Executive's bonus or incentive compensation Targeted Bonus for the fiscal year in which the Termination Date occurs; or (3) the highest average annual bonus and/or incentive compensation earned during the three complete fiscal years of the Company immediately preceding the Termination Date (or, if more favorable to the Executive, during the three complete fiscal years of the Company immediately preceding the Effective Date) under any cash bonus or incentive compensation plan of the Company or any of its Affiliates by the group of executives of the Company and its Affiliates participating under such plan during such fiscal years at a status or position comparable to that at which the Executive participated or would have participated pursuant to the Executive's most senior position at any time during the 180 days preceding the Effective Date or thereafter until the Termination Date.

                  (e) Cause. The Company may terminate the Executive's employment after the Effective Date for "Cause" only if the conditions set forth in paragraphs (i) and (ii) have been met and the Company otherwise complies with this Agreement:

                           (i) the Executive has committed any act of fraud, embezzlement or theft in connection with the Executive's duties as an Executive or in the course of employment with the Company and/or its subsidiaries; (B) the Executive has willfully and continually failed to perform substantially the Executive's duties with the Company or any of its Affiliates (other than any such failure resulting from incapacity due to physical or mental illness or injury, regardless of whether such illness or injury is job-related) for an appropriate period, which shall not be less than 30 days, after the Chief Executive Officer of the Company (or, if the Executive is then Chief Executive Officer, the Board) has delivered a written demand for performance to the Executive that specifically identifies the manner in which the Chief Executive Officer (or the Board, as the case may be) believes the Executive has not substantially performed the Executive's duties; (C) the Executive has willfully engaged in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company; (D) the Executive has willfully and wrongfully disclosed any trade secret or other confidential information of the Company or any of its Affiliates; or
         (E) the Executive has engaged in any Competitive Activity; and in any such case the act or omission shall have been determined by the Board to have been materially harmful to the Company and its subsidiaries taken as a whole.

                  For purposes of this provision, (1) no act or failure to act on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company and (2) any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

                           (ii) The Company terminates the Executive's employment by delivering a Notice of Termination to the Executive, (B) prior to the time the Company has terminated the Executive's employment pursuant to a Notice of Termination, the Board, by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board, has adopted a resolution finding that the Executive was guilty of conduct set forth in this definition of Cause, and specifying the particulars thereof in detail, at a meeting of the Board called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) and (C) the Company delivers a copy of such resolution to the Executive with the Notice of Termination at the time the Executive's employment is terminated.

In the event of a dispute regarding whether the Executive's employment has been terminated for Cause, no claim by the Company that the Company has terminated the Executive's employment for Cause in accordance with this Agreement shall be given effect unless the Company establishes by clear and convincing evidence that the Company has complied with the requirements of this Agreement to terminate the Executive's employment for Cause.

                  (f) Change in Control. A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company ("Excluded Persons")) is or becomes the "Beneficial Owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 31, 1999 pursuant to express authorization by the Board that refers to this exception and not including securities of the Company subject to proxies held by such Person, but including securities of the Company subject to exercisable options held by such Person) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities; or

                           (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on July 31, 1999, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 31, 1999 or whose appointment, election or nomination for election was previously so approved; or

                           (iii) the shareholders of the Company approve a merger, consolidation or share exchange of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 31, 1999 pursuant to express authorization by the Board that refers to this exception) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities; or

                           (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or



                                      28-
substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions.

                  (g) Code. The term "Code" means the Internal Revenue Code of 1986, including any amendments thereto or successor tax codes thereof.

                  (h) Competitive Activity. The Executive shall engage in a "Competitive Activity" if the Executive participates in the management of, is employed by or owns any interest in any business enterprise at a location within the United States that engages in substantial competition with the Company or its subsidiaries, where such enterprise's revenues from any competitive activities amount to 10% or more of such enterprise's consolidated net revenues and sales for its most recently completed fiscal year; provided, however, that owning stock or other securities of a competitor amounting to less than five percent of the outstanding capital stock of such competitor shall not be a "Competitive Activity".

                  (i) Covered Termination. The term "Covered Termination" means any termination of the Executive's employment during the Employment Period where the Termination Date or the date Notice of Termination is delivered is any date on or prior to the end of the Employment Period.

                  (j) Effective Date. The term "Effective Date" shall mean the first date on which a Change in Control occurs. Anything in this Agreement to the contrary notwithstanding, if (i) a Change in Control occurs, (ii) the Executive's employment with the Employer terminates (whether by the Company, the Executive or otherwise) within 180 days prior to the Change in Control and (iii) it is reasonably demonstrated by the Executive that (A) any such termination of employment by the Employer (1) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (2) otherwise arose in connection with or in anticipation of a Change in Control, or (B) any such termination of employment by the Executive took place subsequent to the occurrence of an event described in clause (ii), (iii), (iv) or (v) of the definition of "Good Reason" which event (1) occurred at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or
(2) otherwise arose in connection with or in anticipation of a Change in Control, then for all purposes of this Agreement the term "Effective Date" shall mean the day immediately prior to the date of such termination of employment.

                  (k) Employer. The term "Employer" means the Company and/or any subsidiary of the Company that employed the Executive immediately prior to the Effective Date.

                  (l) Good Reason. The Executive shall have a "Good Reason" for termination of employment on or after the Effective Date if the Executive determines in good faith that any of the following events has occurred:

                           (i) any breach of this Agreement by the Company, including specifically any breach by the Company of its agreements contained in Section 4, Section 5 or Section 6, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith that the Company remedies promptly after receipt of notice thereof given by the Executive;

                           (ii) any reduction in the Executive's base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits, in each case relative to those most favorable to the Executive in effect at any time during the 180-day period prior to the Effective Date or, to the extent more favorable to the Executive, those in effect after the Effective Date;

                           (iii) a material adverse change, without the Executive's prior written consent, in the Executive's working conditions or status with the Company or the Employer from such working conditions or status in effect during the 180-day period prior to the Effective Date or, to the extent more favorable to the Executive, those in effect after the Effective Date, including but not limited to (A) a material change in the nature or scope of the Executive's titles, authority, powers, functions, duties, reporting requirements or responsibilities, or (B) a material reduction in the level of support services, staff, secretarial and other assistance, office space and accoutrements, but excluding for this purpose an isolated, insubstantial and inadvertent event not occurring in bad faith that the Company remedies promptly after receipt of notice thereof given by the Executive;

                           (iv) the relocation of the Executive's principal place of employment to a location more than 35 miles from the Executive's principal place of employment on the date 180 days prior to the Effective Date;

                           (v) the Employer requires the Executive to travel on Employer business to a materially greater extent than was required during the 180-day period prior to the Effective Date;

                           (vi) failure by the Company to obtain the agreement referred to in Section 16(a) as provided therein; or

                           (vii) the Company or the Employer terminates the Executive's employment after a Change in Control without delivering a Notice of Termination in accordance with Section 12;

provided that (A) any such event occurs following the Effective Date or (B) in the case of any event described in clauses (ii), (iii), (iv) or (v) above, such event occurs on or prior to the Effective Date under circumstances described in clause (iii)(B)(1) or (iii)(B)(2) of the definition of "Effective Date." In the event of a dispute regarding whether the Executive terminated the Executive's employment for "Good Reason" in accordance with this Agreement, no claim by the Company that such termination does not constitute a Covered Termination shall be given effect unless the Company establishes by clear and convincing evidence that such termination does not constitute a Covered Termination. Any election by the Executive to terminate the Executive's employment for Good Reason shall not be deemed a voluntary termination of employment by the Executive for purposes of any other employee benefit or other plan.

                  (m) Normal Retirement Date. The term "Normal Retirement Date" means the date the Executive reaches "Normal Retirement Age" as defined in the Badger Meter Pension Plan as in effect on the date hereof, or the corresponding date under any successor plan of the Employer as in effect on the Effective Date.

                  (n) Notice of Termination. The term "Notice of Termination" means a written notice as contemplated by Section 12.

                  (o) Person. The term "Person" shall have the meaning given in
Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) thereof.

                  (p) Termination Date. Except as otherwise provided in Section 9(b) and Section 16(a), the term "Termination Date" means (i) if the Executive's employment is terminated by the Executive's death, the date of death; (ii) if the Executive's employment is terminated by reason of voluntary early retirement, as agreed in writing by the Company and the Executive, the date of such early retirement that is set forth in such written agreement; (iii) if the Executive's employment is terminated for purposes of this Agreement by reason of disability pursuant to Section 11, thirty days after the Notice of Termination is given; (iv) if the Executive's employment is terminated by the Executive voluntarily (other than for Good Reason), the date the Notice of Termination is given; and (v) if the Executive's employment is terminated by the Company (other than by reason of disability pursuant to Section 11) or by the Executive for Good Reason, thirty days after the Notice of Termination is given. Notwithstanding the foregoing,

                  (A) If the Executive shall in good faith give a Notice of Termination for Good Reason and the Company notifies the Executive that a dispute exists concerning the termination within the fifteen-day period following receipt thereof, then the Executive may elect to continue the Executive's employment during such dispute and the Termination Date shall be determined under this paragraph. If the Executive so elects and it is thereafter determined that the Executive terminated the Executive's employment for Good Reason in accordance with this Agreement, then the Termination Date shall be the earlier of (1) the date on which the dispute is finally determined, either (x) by mutual written agreement of the parties or (y) in accordance with Section 21 or (2) the date of the Executive's death. If the Executive so elects and it is thereafter determined that the Executive did not terminate the Executive's employment for Good Reason in accordance with this Agreement, then the employment of the Executive hereunder shall continue after such determination as if the Executive had not delivered the Notice of Termination asserting Good Reason and there shall be no Termination Date arising out of such Notice. In either case, this Agreement continues, until the Termination Date, if any, as if the Executive had not delivered the Notice of Termination except that, if it is finally determined that the Executive terminated the Executive's employment for Good Reason in accordance with this Agreement, then the Executive shall in no case be denied the benefits described in Section 8 (including a Termination Payment) based on events occurring after the Executive delivered the Executive's Notice of Termination.

                  (B) If an opinion is required to be delivered pursuant to
Section 8(a)(ii) and such opinion shall not have been delivered, then the Termination Date shall be the date on which such opinion is delivered.

                  (C) Except as provided in paragraph (A) above, if the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination within the fifteen-day period following receipt thereof and it is finally determined that termination of the Executive's employment for the reason asserted in such Notice of Termination was not in accordance with this Agreement, then (1) if such Notice was delivered by the Executive, then the Executive will be deemed to have voluntarily terminated the Executive's employment other than for Good Reason by means of such Notice and
(2) if delivered by the Company, then the Company will be deemed to have terminated the Executive's employment other than by reason of death, disability or Cause by means of such Notice.

                KEY EXECUTIVE EMPLOYMENT AND SEVERANCE AGREEMENT


                  THIS AGREEMENT, made and entered into as of the ____ day of ______, ____, by and between Badger Meter, Inc., a Wisconsin corporation (hereinafter referred to as the "Company"), and __________________ (hereinafter referred to as the "Executive").

                              W I T N E S S E T H :
                  WHEREAS, the Executive is employed by the Company and/or a subsidiary of the Company in a key executive capacity, and the Executive's services are valuable to the conduct of the business of the Company;

                  WHEREAS, the Board of Directors of the Company (the "Board") recognizes that circumstances may arise in which a change in control of the Company occurs, through acquisition or otherwise, thereby causing uncertainty about the Executive's future employment with the Company and/or any such subsidiary without regard to the Executive's competence or past contributions, which uncertainty may result in the loss of valuable services of the Executive to the detriment of the Company and its shareholders, and the Company and the Executive wish to provide reasonable security to the Executive against changes in the Executive's relationship with the Company in the event of any such change in control;

                  WHEREAS, the Company and the Executive desire that any proposal for a change in control or acquisition of the Company will be considered by the Executive objectively and with reference only to the best interests of the Company and its shareholders; and

                  WHEREAS, the Executive will be in a better position to consider the Company's best interests if the Executive is afforded reasonable security, as provided in this Agreement, against altered conditions of employment which could result from any such change in control or acquisition.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto mutually covenant and agree as follows:

1. Definitions. The following terms are used in this Agreement as defined in Exhibit A:
Act                                                  Covered Termination
Accrued Benefits                                     Effective Date
Affiliate and Associate                              Employer
Annual Cash Compensation                             Good Reason
Cause                                                Normal Retirement
Change in Control                                    Notice of Termination
Code                                                 Person
Competitive Activity                                 Termination Date

                  2. Termination or Cancellation Prior to the Effective Date. The Employer shall retain the right to terminate the employment of the Executive at any time prior to the Effective Date. If the Executive's employment is terminated prior to the Effective Date, then this Agreement shall be terminated and cancelled and of no further force or effect and any and all rights and obligations of the parties hereunder shall cease. In addition, this Agreement shall terminate upon the Executive ceasing to be an officer of the Employer prior to a Change in Control unless the Executive can reasonably demonstrate that such change in status occurred under circumstances described in clause
(iii)(B)(1) or (iii)(B)(2) of the definition of "Effective Date" in Exhibit A.

                  3. Employment Period. If the Executive is employed by the Employer on the Effective Date, then the Company will, or will cause the Employer to, continue thereafter to employ the Executive during the Employment Period (as hereinafter defined), and the Executive will remain in the employ of the Employer, in accordance with and subject to the terms and provisions of this Agreement. For purposes of this Agreement, the term "Employment Period" means a period (i) commencing on the Effective Date, and (ii) ending at 11:59 p.m. Milwaukee Time on the second anniversary of such date.

                  4. Duties. During the Employment Period, the Executive shall devote the Executive's best efforts and all of the Executive's business time, attention and skill to the business and affairs of the Employer, as such business and affairs now exist and as they may hereafter be conducted.

                  5. Compensation. During the Employment Period, the Executive shall be compensated as follows:

                  (a) The Executive shall receive, at reasonable intervals (but not less often than monthly) and in accordance with such standard policies as may be in effect immediately prior to the Effective Date, an annual base salary in cash equivalent of not less than twelve times the Executive's highest monthly base salary for the twelve-month period immediately preceding the month in which the Effective Date occurs or, if higher, annual base salary at the rate in effect immediately prior to the Effective Date (which base salary shall, unless otherwise agreed in writing by the Executive, include the current receipt by the Executive of any amounts which, prior to the Effective Date, the Executive had elected to defer, whether such compensation is deferred under Section 401(k) of the Code or otherwise), subject to upward adjustment as provided in Section 6 (such salary amount as adjusted upward from time to time is hereafter referred to as the "Annual Base Salary").

                  (b) The Executive shall receive fringe benefits at least equal in value to those provided for the Executive at any time during the 180-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to any executives of the Company and its Affiliates of comparable status and position to the Executive. The Executive shall be reimbursed, at such intervals and in accordance with such standard policies that are most favorable to the Executive that were in effect at any time during the 180-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to any executives of the Company and its Affiliates of comparable status and position to the Executive, for any and all monies advanced in connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive on behalf of the Company and its Affiliates, including travel expenses.

                  (c) The Executive and/or the Executive's family, as the case may be, shall be included, to the extent eligible thereunder (which eligibility shall not be conditioned on the Executive's salary grade or on any other requirement that excludes executives of the Company and its Affiliates of comparable status and position to the Executive unless such exclusion was in effect for such plan or an equivalent plan on the date 180 days prior to the Effective Date), in any and all welfare benefit plans, practices, policies and programs providing benefits for the Company's salaried employees in general or, if more favorable to the Executive, to any executives of the Company and its Affiliates of comparable status and position to the Executive, including but not limited to group life insurance, hospitalization, medical and dental plans; provided, that, in no event shall the aggregate level of benefits under such plans, practices, policies and programs in which the Executive is included be less than the greater of: (i) the aggregate level of benefits under plans, practices, policies and programs of the type referred to in this Section 5(c) in which the Executive was participating at any time during the 180-day period immediately preceding the Effective

Date and (ii) the aggregate level of benefits under plans, practices, policies and programs of the type referred to in this Section 5(c) provided at any time after the Effective Date to any executive of the Company and its Affiliates of comparable status and position to the Executive.

                  (d) The Executive shall annually be entitled to not less than the amount of paid vacation and not fewer than the number of paid holidays to which the Executive was entitled annually at any time during the 180-day period immediately preceding the Effective Date or such greater amount of paid vacation and number of paid holidays as may be made available annually to any other executive of the Company and its Affiliates of comparable status and position to the Executive at any time after the Effective Date.

                  (e) The Executive shall be included in all plans providing additional benefits to any executives of the Company and its Affiliates of comparable status and position to the Executive, including but not limited to deferred compensation, split-dollar life insurance, retirement, supplemental retirement, stock option, stock appreciation, stock bonus and similar or comparable plans; provided, that, in no event shall the aggregate level of benefits under such plans be less than the greater of: (i) the aggregate level of benefits under plans of the type referred to in this Section 5(e) in which the Executive was participating at any time during the 180-day period immediately preceding the Effective Date and (ii) the aggregate level of benefits under plans of the type referred to in this Section 5(e) provided at any time after the Effective Date to any executive of the Company and its Affiliates of comparable status and position to the Executive. The Company's obligation to include the Executive in bonus or incentive compensation plans shall be determined by Section 5(f).

                  (f) To assure that the Executive will have an opportunity to earn incentive compensation after the Effective Date, the Executive shall be included in a bonus plan of the Company that shall satisfy the standards described below (the "Bonus Plan"). Bonuses under the Bonus Plan shall be payable with respect to achieving such financial or other goals reasonably related to the business of the Company, including the Employer, as the Company shall establish (the "Goals"), all of which Goals shall be attainable, prior to the end of the Employment Period, with approximately the same degree of probability as the goals under the Employer's annual incentive plan currently in effect, or the successor to such plan, in the form most favorable to the Executive that was in effect at any time during the 180-day period prior to the Effective Date (the "Existing Plan") and in view of the Company's existing and projected financial and business circumstances applicable at the time. The amount of the bonus (the "Bonus Amount") that the Executive is eligible to earn under the Bonus Plan shall be no less than the amount of the Executive's highest maximum potential award under the Existing Plan at any time during the 180-day period prior to the Effective Date or, if higher, any maximum potential award under the Bonus Plan or any other bonus or incentive compensation plan in effect after the Effective Date for the Executive or for any executive of the Company and its Affiliates of comparable status and position to the Executive (such bonus amount herein referred to as the "Targeted Bonus"), and if the Goals are not achieved (and, therefore, the entire Targeted Bonus is not payable), then the Bonus Plan shall provide for a payment of a Bonus Amount not less than a portion of the Targeted Bonus reasonably related to that portion of the Goals that were achieved. Payment of the Bonus Amount (i) shall be in cash, unless otherwise agreed by the Executive, and (ii) shall not be affected by any circumstance occurring subsequent to the end of the Employment Period, including termination of the Executive's employment.

                  6. Annual Compensation Adjustments. During the Employment Period, the Board of Directors of the Company (or an appropriate committee thereof) will consider and appraise, at least annually, the contributions of the Executive to the Employer, and in accordance with the Company's practice prior to the Effective Date, due consideration shall be given, at least annually, to the upward adjustment of the Executive's Annual Base Salary (i) commensurate with increases generally given to other executives of the Company and its Affiliates of comparable status and position to the Executive, and (ii) as the scope of the Company's operations or the Executive's duties expand.

                  7.  Termination During Employment Period.

                  (a) Right to Terminate. During the Employment Period, (i) the Company shall be entitled to terminate the Executive's employment (A) for Cause,
(B) by reason of the Executive's disability pursuant to Section 11, or (C) for any other reason, and (ii) the Executive shall be entitled to terminate the

Executive's employment for any reason. Any such termination shall be subject to the procedures set forth in Section 12 and shall be subject to any consequences of such termination set forth in this Agreement. Any termination of the Executive's employment during the Employment Period by the Employer shall be deemed a termination by the Company for purposes of this Agreement.

                  (b) Termination for Cause or Without Good Reason. If there is a Covered Termination for Cause under the circumstances described in clause
(i)(B) of the definition of Cause, or due to the Executive's voluntarily terminating the Executive's employment other than for Good Reason, then the Executive shall be entitled to receive only Accrued Benefits. If there is a Covered Termination for Cause under the circumstances described in any of clauses (i)(A), (i)(C), (i)(D) or (i)(E) of the definition of Cause, then the Executive shall not be entitled to receive Accrued Benefits or any other payment or benefit under this Agreement, and shall only be entitled to receive payments or benefits to which the Executive is entitled under applicable law.

                  (c) Termination Giving Rise to a Termination Payment. If there is a Covered Termination by the Executive for Good Reason, or by the Company other than by reason of (i) death, (ii) disability pursuant to Section 11, or
(iii) Cause, then the Executive shall be entitled to receive, and the Company shall promptly pay, Accrued Benefits and, in lieu of further base salary for periods following the Termination Date, as liquidated damages and additional severance pay and in consideration of the covenant of the Executive set forth in
Section 13(a), the Termination Payment pursuant to Section 8(a).

                  8.  Payments Upon Termination.

                  (a) Termination Payment.

                           (i) Subject to the limits set forth in Section 8(a)(ii), for purposes of this Agreement, the "Termination Payment" shall be an amount equal to the Annual Cash Compensation multiplied by the number of years or fractional portion thereof remaining in the Employment Period determined as of the Termination Date, except that the Termination Payment shall not be less than the amount of Annual Cash Compensation. The Termination Payment shall be paid to the Executive in cash not later than ten business days after the Termination Date. The Executive shall not be required to mitigate the amount of the Termination Payment by securing other employment or otherwise, nor will such Termination Payment be reduced by reason of the Executive securing other employment or for any other reason.

                           (ii) Notwithstanding any other provision of this Agreement, if any portion of the Termination Payment or any other payment under this Agreement, or under any other agreement with or plan of the Company or the Employer (in the aggregate "Total Payments"), would constitute an "excess parachute payment," then the Total Payments to be made to the Executive shall be reduced such that the value of the aggregate Total Payments that the Executive is entitled to receive shall be One Dollar ($1) less than the maximum amount which the Executive may receive without becoming subject to the tax imposed by
         Section 4999 of the Code (or any successor provision) or which the Company may pay without loss of deduction under Section 280G(a) of the Code (or any successor provision). For purposes of this Agreement, the terms "excess parachute payment" and "parachute payments" shall have the meanings assigned to them in Section 280G of the Code (or any successor provision), and such "parachute payments" shall be valued as provided therein. Present value for purposes of this Agreement shall be calculated in accordance with Section 1274(b)(2) of the Code (or any successor provision). Within sixty days following delivery of the Notice of Termination or notice by the Company to the Executive of its belief that there is a payment or benefit due the Executive which will result in an excess parachute payment as defined in Section 280G of the Code (or any successor provision), the Executive and the Company, at the Company's expense, shall obtain the opinion (which need not be unqualified) of nationally recognized tax counsel selected by the Company's independent auditors and acceptable to the Executive in the Executive's sole discretion, which sets forth (A) the amount of the Base Period Income, (B) the amount and present value of Total Payments and (C) the amount and present value of any excess parachute payments without regard to the limitations of this Section 8(a)(ii). As used in this Section 8(a)(ii), the term "Base Period Income" means an amount equal to the Executive's "annualized includable compensation for the base period" as defined in Section 280G(d)(1) of the Code (or any successor provision). For purposes of such opinion, the value of any noncash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code (or any successor provisions), which determination shall be evidenced in a certificate of such auditors addressed to the Company and the Executive. Such opinion shall be dated as of the Termination Date and addressed to the Company and the Executive and shall be binding upon the Company and the Executive. If such opinion determines that there would be an excess parachute payment, then the Termination Payment hereunder or any other payment determined by such counsel to be includable in Total Payments shall be reduced or eliminated as specified by the Executive in writing delivered to the Company within thirty days of the Executive's receipt of such opinion or, if the Executive fails to so notify the Company, then as the Company shall reasonably determine, so that under the bases of calculations set forth in such opinion there will be no excess parachute payment. If such counsel so requests in connection with the opinion required by this Section, the Executive and the Company shall obtain, at the Company's expense, and the counsel may rely on in providing the opinion, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Executive. Notwithstanding the foregoing, the provisions of this
         Section 8(a)(ii), including the calculations, notices and opinions provided for herein, shall be based upon the conclusive presumption that the following are reasonable: (1) the compensation and benefits provided for in Section 5 and (2) any other compensation, including but not limited to the Accrued Benefits, earned prior to the Termination Date by the Executive pursuant to the Company's compensation programs if such payments would have been made in the future in any event, even though the timing of such payment is triggered by the Change in Control or the Termination Date. If the provisions of Sections 280G and 4999 of the Code (or any successor provisions) are repealed without succession, then this Section 8(a)(ii) shall be of no further force or effect.

                  (b) Additional Benefits. If there is a Covered Termination and the Executive is entitled to Accrued Benefits and the Termination Payment, then the Executive shall be entitled to the following additional benefits:

                           (i) The Executive will be entitled to pension benefits in addition to the most favorable benefits provided for the Executive under any version of the Badger Meter Pension Plan and the Badger Meter, Inc. Executive Supplemental Plan (or any successors to such plans) in effect at any time during the 180-day period prior to the Effective Date (the "Retirement Plans"). The amount of additional pension benefits will be equal to the difference between the amount the Executive (or in the event of the Executive's death, the Executive's surviving spouse or other beneficiary) would be actually entitled to receive upon retirement under the terms and conditions of the Retirement Plans and the amount the Executive (or such surviving spouse or beneficiary) would have been entitled to receive under such terms and conditions if the Executive's benefits under the Retirement Plans had been fully vested on the Termination Date and the Executive had continued to work for the remainder of the Employment Period at a salary rate equal to the Executive's Annual Base Salary; provided, however, that in no event will the assumed period of continued employment extend beyond the date on which the Executive elects to begin receiving the additional pension benefits. The Executive shall receive the Executive's additional pension benefits in the same form and at the same time (e.g. joint and survivor) that would have been payable to the Executive under the terms and conditions of the Retirement Plans.

                           (ii) Until the earlier of the end of the Employment Period or such time as the Executive has obtained new employment and is covered by benefits which in the aggregate are at least equal in value to the following benefits, the Executive shall continue to be covered, at the expense of the Company, by the most favorable life insurance, hospitalization, medical and dental coverage and other welfare benefits provided to the Executive and the Executive's family during the 180-day period immediately preceding the Effective Date or at any time thereafter or, if more favorable to the Executive, coverage as was required hereunder with respect to the Executive immediately prior to the date Notice of Termination is given; provided, however, that if the Executive is otherwise entitled to receive hospitalization and/or medical coverage under a plan or plans for early retirees sponsored by the Company or a subsidiary thereof, then the Executive shall not be eligible for such hospitalization or medical coverage under this Section 8(b)(ii). If the Executive is eligible for Medicare, the Executive shall be obligated to apply for coverage thereunder at the earliest opportunity and the Company will reimburse the Executive for the Part B premium cost.

                           (iii) The Executive shall receive, at the expense of the Company, outplacement services, on an individualized basis at a level of service commensurate with the Executive's most senior status with the Company during the 180-day period prior to the Effective Date (or, if higher, at any time after the Effective Date), provided by a nationally recognized executive placement firm selected by the Company with the consent of the Executive, which consent will not be unreasonably withheld; provided that the cost to the Company of such services shall not exceed 15% of the Executive's Annual Base Salary.

                           (iv) The Company shall bear up to $5,000 in the aggregate of fees and expenses of consultants and/or legal or accounting advisors engaged by the Executive to advise the Executive as to matters relating to the computation of benefits due and payable under this Section 8.

                  9. Death. (a) In the event of a Covered Termination due to the Executive's death, the Executive's estate, heirs and beneficiaries shall receive all the Executive's Accrued Benefits through the Termination Date.

                  (b) If the Executive dies after a Notice of Termination is given (i) by the Company or (ii) by the Executive for Good Reason, then the Executive's estate, heirs and beneficiaries shall be entitled to the benefits described in Section 9(a) and, subject to the provisions of this Agreement, to such Termination Payment to which the Executive would have been entitled had the Executive lived. In such event, the Termination Date shall be thirty days following the giving of the Notice of Termination, subject to extension pursuant to the definition of "Termination Date" in Exhibit A.

                  10. Retirement. If, during the Employment Period, the Executive and the Employer shall execute an agreement providing for the early retirement of the Executive from the Employer, or the Executive shall otherwise give notice that the Executive is voluntarily choosing to retire early from the Employer, then the Executive shall receive Accrued Benefits through the Termination Date; provided, that if the Executive's employment is terminated by the Executive for Good Reason or by the Company other than by reason of death, disability or Cause and the Executive also, in connection with such termination, elects voluntary early retirement, then the Executive shall also be entitled to receive a Termination Payment pursuant to Section 8(a).

                  11. Termination for Disability. If, during the Employment Period, as a result of the Executive's disability due to physical or mental illness or injury (regardless of whether such illness or injury is job-related), the Executive shall have been absent from the Executive's duties hereunder on a full-time basis for a period of 182 days and, within thirty days after the Company notifies the Executive in writing that it intends to terminate the Executive's employment (which notice shall not constitute the Notice of Termination contemplated below), the Executive shall not have returned to the performance of the Executive's duties hereunder on a full-time basis, then the Company may terminate the Executive's employment for purposes of this Agreement pursuant to a Notice of Termination. If the Executive's employment is terminated on account of the Executive's disability in accordance with this Section, then the Executive shall receive Accrued Benefits in accordance with Section 8(a) and shall remain eligible for all benefits provided by any disability programs of the Employer in effect with respect to the Executive at the time the Company sends notice to the Executive of its intent to terminate pursuant to this Section.

                  12. Termination Notice and Procedure. (a) Any termination of the Executive's employment during the Employment Period by the Company or the Executive (other than a termination of the Executive's employment referenced in the second sentence of the definition of "Effective Date" in Exhibit A) shall be communicated by written Notice of Termination to the Executive, if such Notice is given by the Company, and to the Company, if such Notice is given by the Executive, all in accordance with the following procedures and those set forth in Section 22:

                           (i) If such termination is for disability, Cause or Good Reason, the Notice of Termination shall indicate in reasonable detail the facts and circumstances alleged to provide a basis for such termination.

                           (ii) Any Notice of Termination by the Company shall have been approved, prior to the giving thereof to the Executive, by a resolution duly adopted by a majority of the directors of the Company (or any successor corporation) then in office, a copy of which shall accompany the Notice.

                           (iii) If the Notice is given by the Executive for Good Reason, then the Executive may cease performing the Executive's duties hereunder on or after the date 15 days after the delivery of Notice of Termination (unless the Notice of Termination is based upon clause (vii) of the definition of "Good Reason" in Exhibit A, in which case the Executive may cease performing his duties at the time the Executive's employment is terminated) and shall in any event cease employment on the Termination Date, if any, arising from the delivery of such Notice. If the Notice is given by the Company, then the Executive may cease performing the Executive's duties hereunder on the date of receipt of the Notice of Termination, subject to the Executive's rights hereunder.

                           (iv) The recipient of any Notice of Termination shall deliver in accordance with Section 22 written notice of any dispute relating to such Notice of Termination to the party giving such Notice within fifteen days after receipt thereof. After the expiration of such fifteen days, in the absence of such notice of dispute, the contents of the Notice of Termination shall become final and not subject to dispute.

Notwithstanding the foregoing, (A) if the Executive terminates the Executive's employment after a Change in Control without complying with this Section 12, then the Executive will be deemed to have voluntarily terminated the Executive's employment other than for Good Reason and deemed to have delivered a written Notice of Termination to that effect to the Company as of the date of such termination and (B) if the Company terminates the Executive's employment after a Change in Control without complying with this Section 12, then the Company will be deemed to have terminated the Executive's employment other than by reason of death, disability or Cause and the Company will be deemed to have delivered a written Notice of Termination to that effect to the Executive as of the date of such termination.

                  (b) If a Change in Control occurs and the Executive's employment with the Employer terminates (whether by the Company, the Executive or otherwise) within 180 days prior to the Change in Control, then the Executive may assert that such termination is a Covered Termination by sending a written Notice of Termination to the Company at any time prior to the first anniversary of the Change in Control in accordance with the procedures set forth in this
Section 12(b) and those set forth in Section 22. If the Executive asserts that the Executive terminated the Executive's employment for Good Reason or that the Company terminated the Executive's employment other than for disability or Cause, then the Notice of Termination shall indicate in reasonable detail the facts and circumstances alleged to provide a basis for such assertions. The Company shall, in accordance with Section 22, give written notice of any dispute relating to such Notice of Termination to the Executive within fifteen days after receipt thereof. After the expiration of such fifteen days, in the absence of such notice of dispute, the contents of the Notice of Termination shall become final and not subject to dispute.

                  13. Further Obligations of the Executive.

                  (a) Competition. The Executive agrees that, in the event of any Covered Termination where the Executive is entitled to (and receives) Accrued Benefits and the Termination Payment, the Executive shall not, for a period of six months after the Termination Date, without the prior written approval of the Company's Board of Directors, engage in any Competitive Activity.

                  (b) Confidentiality. During and following the Executive's employment by the Employer, the Executive shall hold in confidence and not directly or indirectly disclose or use or copy or make lists of any confidential information or proprietary data of the Company (including that of the Employer), except to the extent authorized in writing by the Board of Directors of the Company or required by any court or administrative agency, other than to an employee of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of duties as an executive of the Company or the Employer. Confidential information shall not include any information known generally to the public or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that of the Company. All records, files, documents and materials, or copies thereof, relating to the business of the Company which the Executive shall prepare, or use, or come into contact with, shall be and remain the sole property of the Company and shall be promptly returned to the Company upon termination of employment with the Employer.

                  14. Expenses and Interest. If, after the Effective Date, (i) a dispute arises with respect to the enforcement of the Executive's rights under this Agreement, (ii) any legal or arbitration proceeding shall be brought to enforce or interpret any provision contained herein or to recover damages for breach hereof, or (iii) any tax audit or proceeding is commenced that is attributable in part to the application of Section 4999 of the Code, in any case so long as the Executive is not acting in bad faith, then the Company shall reimburse the Executive for any reasonable attorneys' fees and necessary costs and disbursements incurred as a result of such dispute, legal or arbitration proceeding or tax audit or proceeding ("Expenses"), and prejudgment interest on any money judgment or arbitration award obtained by the Executive calculated at the rate of interest announced by Firstar Bank, Milwaukee, Wisconsin, from time to time as its prime or base lending rate from the date that payments to the Executive should have been made under this Agreement. Within ten days after the Executive's written request therefor, the Company shall pay to the Executive, or such other person or entity as the Executive may designate in writing to the Company, the Executive's reasonable Expenses in advance of the final disposition or conclusion of any such dispute, legal or arbitration proceeding.

                  15. Payment Obligations Absolute. The Company's obligation during and after the Employment Period to pay the Executive the amounts and to make the benefit and other arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any setoff, counterclaim, recoupment, defense or other right which the Company may have against the Executive or anyone else. Except as provided in
Section 14, all amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final, and the Company will not seek to recover all or any part of such payment from the Executive, or from whomsoever may be entitled thereto, for any reason whatsoever.

                  16. Successors. (a) If the Company sells, assigns or transfers all or substantially all of its business and assets to any Person or if the Company merges into or consolidates or otherwise combines (where the Company does not survive such combination) with any Person (any such event, a "Sale of Business"), then the Company shall assign all of its right, title and interest in this Agreement as of the date of such event to such Person, and the Company shall cause such Person, by written agreement in form and substance reasonably satisfactory to the Executive, to expressly assume and agree to perform from and after the date of such assignment all of the terms, conditions and provisions imposed by this Agreement upon the Company. Failure of the Company to obtain such agreement prior to the effective date of such Sale of Business shall be a breach of this Agreement constituting "Good Reason" hereunder, except that for purposes of implementing the foregoing, the date upon which such Sale of Business becomes effective shall be deemed the Termination Date. In case of such assignment by the Company and of assumption and agreement by such Person, as used in this Agreement, "Company" shall thereafter mean such Person which executes and delivers the agreement provided for in this Section 16 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law, and this Agreement shall inure to the benefit of, and be enforceable by, such Person. The Executive shall, in the Executive's discretion, be entitled to proceed against any or all of such Persons, any Person which theretofore was such a successor to the Company (as defined in the first paragraph of this Agreement) and the Company (as so defined) in any action to enforce any rights of the Executive hereunder. Except as provided in this Subsection, this Agreement shall not be assignable by the Company. This Agreement shall not be terminated by the voluntary or involuntary dissolution of the Company.

                  (b) This Agreement and all rights of the Executive shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, heirs and beneficiaries. In the event of the Executive's death after a Covered Termination, all amounts payable to the Executive under Sections 7, 8, 9, 10, 11 and 14 if the Executive had lived shall be paid to the Executive's heirs and representatives; provided, however, that the foregoing shall not be construed to modify any terms of any benefit plan of the Employer, as such terms are in effect on the Effective Date, that expressly govern benefits under such plan in the event of the Executive's death.

                  17. Severability. The provisions of this Agreement shall be regarded as divisible, and if any of said provisions or any part hereof are declared invalid or unenforceable by a court of competent jurisdiction, then the validity and enforceability of the remainder of such provisions or parts hereof and the applicability thereof shall not be affected thereby.

                  18. Amendment. This Agreement may not be amended or modified at any time except by written instrument executed by the Company and the Executive.

                  19. Withholding. The Employer shall be entitled to withhold from amounts to be paid to the Executive hereunder any federal, state or local withholding or other taxes or charges which it is from time to time required to withhold; provided, that the amount so withheld shall not exceed the minimum amount required to be withheld by law. The Employer shall be entitled to rely on an opinion of nationally recognized tax counsel if any question as to the amount or requirement of any such withholding shall arise.

                  20. Certain Rules of Construction. No party shall be considered as being responsible for the drafting of this Agreement for the purpose of applying any rule construing ambiguities against the drafter or otherwise. No draft of this Agreement shall be taken into account in construing this Agreement. Any provision of this Agreement which requires an agreement in writing shall be deemed to require that the writing in question be signed by the Executive and an authorized representative of the Company.

                  21. Governing Law; Resolution of Disputes. (a) This Agreement and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of Wisconsin (excluding any choice of law rules that may direct the application of the laws of another jurisdiction) except that Section 21(b) shall be construed in accordance with the Federal Arbitration Act if arbitration is chosen by the Executive as the method of dispute resolution.

                  (b) Any dispute arising out of this Agreement shall, at the Executive's election, be determined by arbitration under the rules of the American Arbitration Association then in effect (but subject to any evidentiary standards set forth in this Agreement), in which case both parties shall be bound by the arbitration award, or by litigation. Whether the dispute is to be settled by arbitration or litigation, the venue for the arbitration or litigation shall be Milwaukee, Wisconsin or, at the Executive's election, if the Executive is no longer residing or working in the Milwaukee, Wisconsin metropolitan area, in the judicial district encompassing the city in which the Executive resides; provided, that, if the Executive is not then residing in the United States, the election of the Executive with respect to such venue shall be either Milwaukee, Wisconsin or in the judicial district encompassing that city in the United States among the thirty cities having the largest population (as determined by the most recent United States Census data available at the Termination Date) that is closest to the Executive's residence. The parties consent to personal jurisdiction in each trial court in the selected venue having subject matter jurisdiction notwithstanding their residence or situs, and each party irrevocably consents to service of process in the manner provided hereunder for the giving of notices.

                  22. Notice. Notices given pursuant to this Agreement shall be in writing and shall be deemed given when actually received by the Executive or actually received by the Company's Secretary or any officer of the Company other than the Executive. For purposes of the notice of dispute provided for under Sections 12(a)(iv) and 12(b), notice is deemed given on the earlier of the date when actually delivered to the recipient or when mailed. If mailed, such notices shall be mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid, if to the Company, to Badger Meter, Inc., Attention: Secretary (or, if the Executive is then Secretary, to the Chief Executive Officer), 4545 West Brown Deer Road, Milwaukee, Wisconsin 53223, or if to the Executive, at the address set forth below the Executive's signature to this Agreement, or to such other address as the party to be notified shall have theretofore given to the other party in writing.

                  23. Additional Payment. (a) If, notwithstanding the provisions of Section 8(a)(ii), but subject to subsection (b), it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of Total Payments is subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (or any successor provision), then the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive after deduction of any Excise Tax and any interest charges or penalties in respect of the imposition of such Excise Tax (but not any federal, state or local income tax) on the Total Payments, and any federal, state and local income tax and Excise Tax upon the payment provided for by this Section 23 shall be equal to the Total Payments. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rates of taxation in the state and locality of the Executive's domicile for income tax purposes on the date the Gross-Up Payment is made, net of the maximum reduction in federal income taxes that could be obtained from deduction of such state and local taxes.

                  (b) If legislation is enacted that would require the Company's shareholders to approve this Agreement, prior to a Change in Control, due solely to the provision contained in subsection (a) of this Section 23, then

                           (i) from and after such time as shareholder approval would be required, until shareholder approval is obtained as required by such legislation, subsection (a) shall be of no force and effect;

                           (ii) if the Company seeks shareholder approval of any other agreement providing similar benefits to any other executive of the Company, then the Company shall seek shareholder approval of this Agreement at the same shareholders' meeting or meetings at which the shareholders consider any such other agreement; and

                           (iii) the Company and the Executive shall use their best efforts to consider and agree in writing upon an amendment to this
         Section 23 such that, as amended, this Subsection would provide the Executive with the benefits intended to be afforded to the Executive by subsection (a) without requiring shareholder approval.

                  24. No Waiver. The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  25. Headings. The headings herein contained are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                         BADGER METER, INC.



                                         By: ___________________________________

                                         Attest:________________________________

                                         EXECUTIVE



                                         _________________________________(SEAL)



                                    EXHIBIT A

                              CERTAIN DEFINED TERMS
                  For purposes of this Agreement,

                  (a) Act. The term "Act" means the Securities Exchange Act of 1934, as amended.

                  (b) Accrued Benefits. The term "Accrued Benefits" shall include the following amounts, payable as described herein: (i) all base salary for the time period ending with the Termination Date; (ii) reimbursement for any and all monies advanced in connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive on behalf of the Company and its Affiliates for the time period ending with the Termination Date;
(iii) any and all other cash earned through the Termination Date and deferred at the election of the Executive or pursuant to any deferred compensation plan then in effect; (iv) notwithstanding any provision of any bonus or incentive compensation plan applicable to the Executive, a lump sum amount, in cash, equal to the sum of (A) any bonus or incentive compensation that has been allocated or awarded to the Executive for a fiscal year or other measuring period under the plan that ends prior to the Termination Date but has not yet been paid (pursuant to Section 5(f) or otherwise) and (B) a pro rata portion to the Termination Date of the aggregate value of all contingent bonus or incentive compensation awards to the Executive for all uncompleted periods under the plan calculated as to each such award as if the Goals with respect to such bonus or incentive compensation award had been attained; and (v) all other payments and benefits to which the Executive (or in the event of the Executive's death, the Executive's surviving spouse or other beneficiary) may be entitled as compensatory fringe benefits or under the terms of any benefit plan of the Employer, including severance payments under the Employer's severance policies and practices in the form most favorable to the Executive that were in effect at any time during the 180-day period prior to the Effective Date. Payment of Accrued Benefits shall be made promptly in accordance with the Employer's prevailing practice with respect to clauses (i) and (ii) or, with respect to clauses (iii), (iv) and (v), pursuant to the terms of the benefit plan or practice establishing such benefits.

                  (c) Affiliate and Associate. The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations of the Act.

                  (d) Annual Cash Compensation. The term "Annual Cash Compensation" shall mean the sum of (A) the Executive's Annual Base Salary, plus
(B) the highest of (1) the highest annual bonus or incentive compensation award earned by the Executive under any cash bonus or incentive compensation plan of the Company or any of its Affiliates during the three complete fiscal years of the Company immediately preceding the Termination Date or, if more favorable to the Executive, during the three complete fiscal years of the Company immediately preceding the Effective Date; (2) the Executive's bonus or incentive compensation Targeted Bonus for the fiscal year in which the Termination Date occurs; or (3) the highest average annual bonus and/or incentive compensation earned during the three complete fiscal years of the Company immediately preceding the Termination Date (or, if more favorable to the

Executive, during the three complete fiscal years of the Company immediately preceding the Effective Date) under any cash bonus or incentive compensation plan of the Company or any of its Affiliates by the group of executives of the Company and its Affiliates participating under such plan during such fiscal years at a status or position comparable to that at which the Executive participated or would have participated pursuant to the Executive's most senior position at any time during the 180 days preceding the Effective Date or thereafter until the Termination Date.

                  (e) Cause. The Company may terminate the Executive's employment after the Effective Date for "Cause" only if the conditions set forth in paragraphs (i) and (ii) have been met and the Company otherwise complies with this Agreement:
                           (i) the Executive has committed any act of fraud, embezzlement or theft in connection with the Executive's duties as an Executive or in the course of employment with the Company and/or its subsidiaries; (B) the Executive has willfully and continually failed to perform substantially the Executive's duties with the Company or any of its Affiliates (other than any such failure resulting from incapacity due to physical or mental illness or injury, regardless of whether such illness or injury is job-related) for an appropriate period, which shall not be less than 30 days, after the Chief Executive Officer of the Company (or, if the Executive is then Chief Executive Officer, the Board) has delivered a written demand for performance to the Executive that specifically identifies the manner in which the Chief Executive Officer (or the Board, as the case may be) believes the Executive has not substantially performed the Executive's duties; (C) the Executive has willfully engaged in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company; (D) the Executive has willfully and wrongfully disclosed any trade secret or other confidential information of the Company or any of its Affiliates; or
         (E) the Executive has engaged in any Competitive Activity; and in any such case the act or omission shall have been determined by the Board to have been materially harmful to the Company and its subsidiaries taken as a whole.

                  For purposes of this provision, (1) no act or failure to act on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company and (2) any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

                           (ii) The Company terminates the Executive's employment by delivering a Notice of Termination to the Executive, (B) prior to the time the Company has terminated the Executive's employment pursuant to a Notice of Termination, the Board, by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board, has adopted a resolution finding that the Executive was guilty of conduct set forth in this definition of Cause, and specifying the particulars thereof in detail, at a meeting of the Board called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) and (C) the Company delivers a copy of such resolution to the Executive with the Notice of Termination at the time the Executive's employment is terminated.

In the event of a dispute regarding whether the Executive's employment has been terminated for Cause, no claim by the Company that the Company has terminated the Executive's employment for Cause in accordance with this Agreement shall be given effect unless the Company establishes by clear and convincing evidence that the Company has complied with the requirements of this Agreement to terminate the Executive's employment for Cause.

                  (f) Change in Control. A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company ("Excluded Persons")) is or becomes the "Beneficial Owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 31, 1999 pursuant to express authorization by the Board that refers to this exception and not including securities of the Company subject to proxies held by such Person, but including securities of the Company subject to exercisable options held by such Person) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities; or

                           (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on July 31, 1999, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 31, 1999 or whose appointment, election or nomination for election was previously so approved; or

                           (iii) the shareholders of the Company approve a merger, consolidation or share exchange of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 31, 1999 pursuant to express authorization by the Board that refers to this exception) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities; or

                           (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions.

                  (g) Code. The term "Code" means the Internal Revenue Code of 1986, including any amendments thereto or successor tax codes thereof.

                  (h) Competitive Activity. The Executive shall engage in a "Competitive Activity" if the Executive participates in the management of, is employed by or owns any interest in any business enterprise at a location within the United States that engages in substantial competition with the Company or its subsidiaries, where such enterprise's revenues from any competitive activities amount to 10% or more of such enterprise's consolidated net revenues and sales for its most recently completed fiscal year; provided, however, that owning stock or other securities of a competitor amounting to less than five percent of the outstanding capital stock of such competitor shall not be a "Competitive Activity".

                  (i) Covered Termination. The term "Covered Termination" means any termination of the Executive's employment during the Employment Period where the Termination Date or the date Notice of Termination is delivered is any date on or prior to the end of the Employment Period.

                  (j) Effective Date. The term "Effective Date" shall mean the first date on which a Change in Control occurs. Anything in this Agreement to the contrary notwithstanding, if (i) a Change in Control occurs, (ii) the Executive's employment with the Employer terminates (whether by the Company, the Executive or otherwise) within 180 days prior to the Change in Control and (iii) it is reasonably demonstrated by the Executive that (A) any such termination of employment by the Employer (1) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (2) otherwise arose in connection with or in anticipation of a Change in Control, or (B) any such termination of employment by the Executive took place subsequent to the occurrence of an event described in clause (ii), (iii), (iv) or (v) of the definition of "Good Reason" which event (1) occurred at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or
(2) otherwise arose in connection with or in anticipation of a Change in Control, then for all purposes of this Agreement the term "Effective Date" shall mean the day immediately prior to the date of such termination of employment.

                  (k) Employer. The term "Employer" means the Company and/or any subsidiary of the Company that employed the Executive immediately prior to the Effective Date.

                  (l) Good Reason. The Executive shall have a "Good Reason" for termination of employment on or after the Effective Date if the Executive determines in good faith that any of the following events has occurred:

                           (i) any breach of this Agreement by the Company, including specifically any breach by the Company of its agreements contained in Section 4, Section 5 or Section 6, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith that the Company remedies promptly after receipt of notice thereof given by the Executive;

                           (ii) any reduction in the Executive's base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits, in each case relative to those most favorable to the Executive in effect at any time during the 180-day period prior to the Effective Date or, to the extent more favorable to the Executive, those in effect after the Effective Date;

                           (iii) a material adverse change, without the Executive's prior written consent, in the Executive's working conditions or status with the Company or the Employer from such working conditions or status in effect during the 180-day period prior to the Effective Date or, to the extent more favorable to the Executive, those in effect after the Effective Date, including but not limited to (A) a material change in the nature or scope of the Executive's titles, authority, powers, functions, duties, reporting requirements or responsibilities, or (B) a material reduction in the level of support services, staff, secretarial and other assistance, office space and accoutrements, but excluding for this purpose an isolated, insubstantial and inadvertent event not occurring in bad faith that the Company remedies promptly after receipt of notice thereof given by the Executive;

                           (iv) the relocation of the Executive's principal place of employment to a location more than 35 miles from the Executive's principal place of employment on the date 180 days prior to the Effective Date;

                           (v) the Employer requires the Executive to travel on Employer business to a materially greater extent than was required during the 180-day period prior to the Effective Date;

                           (vi) failure by the Company to obtain the agreement referred to in Section 16(a) as provided therein; or

                           (vii) the Company or the Employer terminates the Executive's employment after a Change in Control without delivering a Notice of Termination in accordance with Section 12;

provided that (A) any such event occurs following the Effective Date or (B) in the case of any event described in clauses (ii), (iii), (iv) or (v) above, such event occurs on or prior to the Effective Date under circumstances described in clause (iii)(B)(1) or (iii)(B)(2) of the definition of "Effective Date." In the event of a dispute regarding whether the Executive terminated the Executive's employment for "Good Reason" in accordance with this Agreement, no claim by the Company that such termination does not constitute a Covered Termination shall be given effect unless the Company establishes by clear and convincing evidence that such termination does not constitute a Covered Termination. Any election by the Executive to terminate the Executive's employment for Good Reason shall not be deemed a voluntary termination of employment by the Executive for purposes of any other employee benefit or other plan.

                  (m) Normal Retirement Date. The term "Normal Retirement Date" means the date the Executive reaches "Normal Retirement Age" as defined in the Badger Meter Pension Plan as in effect on the date hereof, or the corresponding date under any successor plan of the Employer as in effect on the Effective Date.

                  (n) Notice of Termination. The term "Notice of Termination" means a written notice as contemplated by Section 12.

                  (o) Person. The term "Person" shall have the meaning given in
Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) thereof.

                  (p) Termination Date. Except as otherwise provided in Section 9(b) and Section 16(a), the term "Termination Date" means (i) if the Executive's employment is terminated by the Executive's death, the date of death; (ii) if the Executive's employment is terminated by reason of voluntary early retirement, as agreed in writing by the Company and the Executive, the date of such early retirement that is set forth in such written agreement; (iii) if the Executive's employment is terminated for purposes of this Agreement by reason of disability pursuant to Section 11, thirty days after the Notice of Termination is given; (iv) if the Executive's employment is terminated by the Executive voluntarily (other than for Good Reason), the date the Notice of Termination is given; and (v) if the Executive's employment is terminated by the Company (other than by reason of disability pursuant to Section 11) or by the Executive for Good Reason, thirty days after the Notice of Termination is given. Notwithstanding the foregoing,

                  (A) If the Executive shall in good faith give a Notice of Termination for Good Reason and the Company notifies the Executive that a dispute exists concerning the termination within the fifteen-day period following receipt thereof, then the Executive may elect to continue the Executive's employment during such dispute and the Termination Date shall be determined under this paragraph. If the Executive so elects and it is thereafter determined that the Executive terminated the Executive's employment for Good Reason in accordance with this Agreement, then the Termination Date shall be the earlier of (1) the date on which the dispute is finally determined, either (x) by mutual written agreement of the parties or (y) in accordance with Section 21 or (2) the date of the Executive's death. If the Executive so elects and it is thereafter determined that the Executive did not terminate the Executive's employment for Good Reason in accordance with this Agreement, then the employment of the Executive hereunder shall continue after such determination as if the Executive had not delivered the Notice of Termination asserting Good Reason and there shall be no Termination Date arising out of such Notice. In either case, this Agreement continues, until the Termination Date, if any, as if the Executive had not delivered the Notice of Termination except that, if it is finally determined that the Executive terminated the Executive's employment for Good Reason in accordance with this Agreement, then the Executive shall in no case be denied the benefits described in Section 8 (including a Termination Payment) based on events occurring after the Executive delivered the Executive's Notice of Termination.

                  (B) If an opinion is required to be delivered pursuant to
Section 8(a)(ii) and such opinion shall not have been delivered, then the Termination Date shall be the date on which such opinion is delivered.

                  (C) Except as provided in paragraph (A) above, if the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination within the fifteen-day period following receipt thereof and it is finally determined that termination of the Executive's employment for the reason asserted in such Notice of Termination was not in accordance with this Agreement, then (1) if such Notice was delivered by the Executive, then the Executive will be deemed to have voluntarily terminated the Executive's employment other than for Good Reason by means of such Notice and
(2) if delivered by the Company, then the Company will be deemed to have terminated the Executive's employment other than by reason of death, disability or Cause by means of such Notice.